UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 18, 2004 (November 15, 2004)

OVERLAND STORAGE, INC.

(Exact name of registrant as specified in its charter)

California	000-22071	95-3535285
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4820 Overland Avenue, San Diego, California 92123
(Address of principal executive offices, including zip code)

(858) 571-5555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On November 15, 2004, our shareholders approved amendments to our 2003 Equity Incentive Plan (a) to increase the number of shares reserved for issuance under the plan by 1,000,000 shares, (b) to change the method by which certain awards granted under the plan are counted against the number of shares reserved for issuance by  counting any shares granted as restricted shares or stock units as two shares for every one share subject to the award; and (c) to remove the limit on the number of shares that can be granted as restricted shares or stock units.  The amendments are further described in our definitive proxy statement filed with the Commission on October 8, 2004.  A copy of the amended plan is attached hereto as Exhibit 10.1.

On November 15, 2004, we also agreed to amend the terms of three stock option awards granted to Mr. John Shane, a director, as discussed more fully in Item 5.02.

Item 5.02.                                        Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On November 15, 2004, Mr. John A. Shane retired from our board of directors.  Mr. Shane previously served on our Audit Committee (Chairman), Compensation Committee and Nominating and Governance Committee.  See Item 8.01 below for more information on our board committees.  The board vacancy created by Mr. Shane’s retirement has not been filled.

In connection with Mr. Shane’s retirement, on November 15, 2004, our board of directors approved the amendment of three of Mr. Shane’s stock option awards to extend their post-termination exercise periods as follows:

Stock Option	Original Post-Termination Exercise Period	New Post-Termination Exercise Period
9,000 shares at $14.74 per share granted January 20, 2003.	30 Days	One Year
6,000 shares at $15.05 per share granted September 22, 2003.	30 Days	One Year
18,000 shares at $19.33 per share granted November 17, 2003.	Three Months	One Year

Item 8.01.                                        Other Events.

On November 15, 2004, our board of directors appointed the members of our board committees, as follows:

Audit Committee:

Robert A. Degan (Chairman)
Peter Preuss
John Mutch

Nominating and Governance Committee:

John Mutch (Chairman)

Peter Preuss

Michael Norkus

Compensation Committee:

Peter Preuss (Chairman)

Robert A. Degan

John Mutch

Michael Norkus

Item 9.01.                                        Financial Statements and Exhibits.

(c)                                Exhibits

10.1                         Overland Storage, Inc. 2003 Equity Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OVERLAND STORAGE, INC.

Date: November 18, 2004		/s/ Vernon A. LoForti
	By:	Vernon A. LoForti
Vice President & CFO